Exhibit 10.2

STOCKHOLDERS AGREEMENT

STOCKHOLDERS AGREEMENT (this “Agreement”), dated as of October 22, 2014, between Zayo Group Holdings, Inc., a Delaware corporation (the “Company”), on the one hand, and each Sponsor (as defined below) listed on the signature pages hereto and each stockholder listed on the signature pages hereto, solely with respect to Articles I, III and IV of this Agreement (collectively, and together with the Sponsors, the “Participants”), on the other hand, and any other Person that may become a party to this Agreement after the date and pursuant to the terms hereof.

WHEREAS, concurrently with the effectiveness of this Agreement, the Company has consummated the Restructuring (as defined below) and an initial Public Offering of its common stock (the “IPO”) ; and

WHEREAS, each Participant desires to enter into this Agreement, severally, as to such Participant, and not jointly, to set forth the respective rights and obligations of the Company and such Participant.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Certain Definitions.

“Affiliate,” with respect to (a) a Participant, means (i) any Person that, directly or indirectly, through one or more intermediaries, is in control of, is controlled by, or is under common control with, such Participant, (ii) any Person who is a general partner, manager, director or officer (A) of such Participant or (B) of any Person described in clause (i) above, or (iii) any affiliated funds advised or managed by the same investment manager (or any of its Affiliates) as such Participant, and (b) the Company, means (1) any Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, the Company or (2) any Person who is a general partner, manager, director or officer (A) of the Company or (B) of any Person described in clause (1) above and (C) any natural person, any member of the Immediate Family of such person. For purposes of this definition, “control” (including with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”) of a Person shall mean the power, directly or indirectly, (y) to vote 50% or more of the securities having ordinary voting power for the election of directors of such Person whether by ownership of securities, contract, proxy or otherwise, or (z) otherwise to direct or cause the direction of the management and policies of such Person whether by ownership of securities, contract, proxy or otherwise.

“Aggregate ATP Equity Security Amount” has the meaning set forth in Section 3.5.

“Agreement” has the meaning set forth in the preamble.

“Alternative Transfer Protocol” has the meaning set forth in Section 3.1(a).

“Alternative Transfer Protocol Notice” has the meaning set forth in Section 3.5(a).

“Applicable Law” means all applicable provisions of constitutions, treaties, statutes, laws (including the common law), rules, regulations, ordinances, codes or orders of any Regulatory Entity, any consents or approvals of any Regulatory Entity and any orders, decisions, injunctions, judgments, awards, decrees of or agreements with any Regulatory Entity.

“Board” has the meaning set forth in Section 2.1(a).

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in the city of New York, New York.

“Charlesbank Investor” means, collectively, Charlesbank Equity Fund VI, Limited Partnership, CB Offshore Equity Fund VI, Limited Partnership, Charlesbank Equity Coinvestment Fund VI, Limited Partnership and Charlesbank Equity Coinvestment Partners, Limited Partnership, together with any of its Permitted Transferees that as of any applicable time of determination owns Equity Securities.

“CII” means Communications Infrastructure Investments, LLC, a Delaware limited liability company and the direct parent of the Company prior to the Restructuring and the IPO.

“Common Stock” means the common stock, $0.001 par value per share, of the Company, and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

“Company” has the meaning set forth in the preamble.

“Effective Time” has the meaning set forth in Section 4.2.

“Eligible Designee” has the meaning set forth in Section 2.1(a).

“Equity Securities” means any and all shares of Common Stock of the Company, securities of the Company convertible into, or exchangeable or exercisable for, such shares, and options, warrants or other rights to acquire such shares, in each case, acquired prior to or on the date of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

“Follow-on Offering” has the meaning set forth in Section 3.3.

“GTCR Investor” means, collectively, GTCR Fund X/A LP, GTCR Fund X/C LP and GTCR Co-Invest X LP, together with any of its Permitted Transferees that as of any applicable time of determination owns Equity Securities.

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“Hedging Transaction” has the meaning set forth in Section 3.1(a).

“Immediate Family” means, with respect to any natural person, each of such person’s lineal descendants and ancestors, spouse, brothers, and sisters, including adoptive relationships, or any trust or entity formed for estate planning purposes or a private foundation for the benefit of the foregoing Persons.

“Independent Director” means an “independent director” as such term is defined from time to time in the corporate governance rules for NYSE-listed companies.

“IPO” has the meaning set forth in the recitals.

“Lock-up Agreement” has the meaning set forth in Section 3.1(a).

“Lock-up Period” has the meaning set forth in Section 3.1(a).

“Minimum Charlesbank Ownership Threshold” has the meaning set forth in Section 2.1(a).

“Minimum GTCR Ownership Threshold” has the meaning set forth in Section 2.1(a).

“Nominating Committee” means the Nominating and Governance Committee of the Board.

“Participants” has the meaning set forth in the preamble.

“Participant ATP Equity Security Amount” has the meaning set forth in Section 3.5(b).

“Permitted Transferee” has the meaning set forth in Section 3.1(a).

“Person” means an individual, corporation, partnership, limited liability company, limited liability partnership, syndicate, person, trust, association, organization or other entity, including any governmental authority, and including any successor, by merger or otherwise, of any of the foregoing.

“Public Offering” means an offering of the shares of common stock of the Company pursuant to a registration statement filed in accordance with the Securities Act.

“Registration Rights Agreement” means the Third Amended and Restated Registration Rights Agreement, to be entered into effective upon the consummation of the IPO, among the Company and the other parties named therein.

“Regulatory Entity” means any federal, state, local or foreign court, legislative, executive or regulatory authority or agency, including (without limitation) any exchange upon which equity securities of the Company are listed.

“Representatives” means with respect to any Person, any of such Person’s, or its Affiliates’, directors, officers, employees, general partners, Affiliates, direct or indirect shareholders, members or limited partners, attorneys, accountants, financial and other advisers, and other agents and representatives, including in the case of a Sponsor any Sponsor Designee designated by it.

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“Restructuring” means the restructuring of the Company and distribution to the preferred and common unitholders of CII of shares of common stock of the Company, in accordance with CII’s Fifth Amended and Restated Limited Liability Company Agreement, and the waterfall mechanics contained therein.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

“Share Allocation Notice” has the meaning set forth in Section 3.5(b).

“Sponsor Designees” has the meaning set forth in Section 2.1(a).

“Sponsor” means each of Charlesbank Investor and GTCR Investor, and collectively, the “Sponsors.”

“Subsidiary” means each Person in which a Person owns or controls, directly or indirectly, capital stock or other equity interests representing more than 50% of the outstanding capital stock or other equity interests, and collectively, “Subsidiaries.”

“Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, by operation of law or otherwise, any Equity Securities owned by a Person or any interest (including but not limited to a beneficial interest) in any Equity Securities owned by a Person.

“Transferee” means any Person to whom any Participant or any Transferee thereof Transfers Equity Securities of the Company in accordance with the terms hereof.

“Transfer Restriction Period” has the meaning set forth in Section 3.1(a).

1.2 Terms Generally. The words “hereby,” “herein,” “hereof,” “hereunder” and words of similar import refer to this Agreement as a whole and not merely to the specific section, paragraph or clause in which such word appears. All references herein to the preamble, recitals, Articles and Sections shall be deemed references to the preamble, recitals, Articles and Sections of this Agreement unless the context shall otherwise require. The words “include,” “includes” and “including” shall mean “including without limitation.” The definitions given for terms in this Article I and elsewhere in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. References herein to any agreement or letter shall be deemed references to such agreement or letter as it may be amended, restated or otherwise revised from time to time.

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ARTICLE II

SPONSOR DESIGNEES TO THE BOARD

2.1 Board of Directors.

(a) Board Designees. Notwithstanding anything to the contrary in this Article II, Charlesbank Investor shall have the right, but not the obligation, for so long as Charlesbank Investor owns not fewer than 10,800,000 Equity Securities (which such number shall be appropriately adjusted for any combination or consolidation of the Equity Securities, by reclassification or otherwise, into a greater or lesser number of shares, or any dividend payable in Equity Securities) (the “Minimum Charlesbank Ownership Threshold”), to nominate one designee to serve on the board of directors of the Company (the “Board”). Notwithstanding anything to the contrary in this Article II, GTCR Investor shall have the right, but not the obligation, for so long as GTCR Investor owns not fewer than 14,500,000 Equity Securities (which such number shall be appropriately adjusted for any combination or consolidation of the Equity Securities, by reclassification or otherwise, into a greater or lesser number of shares, or any dividend payable in Equity Securities) (the “Minimum GTCR Ownership Threshold”), to nominate one designee to serve on the Board. To exercise its director designation right, at least 90 days prior to the date of each meeting of the Company’s stockholders at which directors are to be elected and at which the term of a director designated by a Sponsor will expire, the Sponsor shall recommend to the Nominating Committee a director candidate for nomination (each, a “Sponsor Designee” and collectively, the “Sponsor Designees”). Each Sponsor Designee recommended pursuant to this Section 2.1(a) shall be an Independent Director and shall be qualified to serve as a director under the Delaware General Corporation Law (any Sponsor Designee that satisfies such independence and other requirements, an “Eligible Designee”). The Nominating Committee shall evaluate the Sponsor Designees and recommend their nomination to the Board; provided, however, if the Nominating Committee determines in good faith and consistent with its fiduciary duties that a Sponsor Designee is not an Eligible Designee, the Nominating Committee may, in its reasonable discretion, reject such Sponsor Designee. In such event, the Charlesbank Investor and/or the GTCR Investor, as the case may be, shall recommend an alternative Sponsor Designee for the Nominating Committee’s evaluation, such process to continue until a Sponsor Designee is determined to be an Eligible Designee by the Nominating Committee, acting in good faith and consistent with its fiduciary duties. The Board shall approve, upon the recommendation of the Nominating Committee, the inclusion of the Sponsor Designees for election or reelection, as the case may be, at such meeting in its slate of designees in the proxy materials it distributes to its stockholders, shall recommend that the Company’s stockholders vote in favor of such Sponsor Designees, shall solicit proxies from the Company’s stockholders for the election of such Sponsor Designees at such meeting, and shall otherwise support such Sponsor Designees for election in a manner consistent with the manner in which the Company supports its other candidates recommended by the Board for election at such meeting.

(b) Replacement of Directors. No Sponsor Designee may be removed from the Board without cause. If a vacancy is created on the Board as a result of the death, disability, retirement, resignation or removal for cause of any Sponsor Designee, then the Sponsor that designated such Sponsor Designee shall have the right to designate a replacement to serve in the same class of directors, which replacement shall be evaluated by the Nominating Committee as

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set forth in Section 2.1(a) and, upon the recommendation of the Nominating Committee, shall be appointed to fill such vacancy by the Board. In the event that the Charlesbank Investor or the GTCR Investor, as the case may be, shall own less than the Minimum Charlesbank Ownership Threshold or the Minimum GTCR Ownership Threshold, as applicable, the Sponsor Designee designated by such Sponsor shall offer his or her resignation from the Board. In such event, the Board shall have the discretion, in consideration of a recommendation by the Nominating Committee, to determine whether to accept or reject such Sponsor Designee’s resignation offer.

ARTICLE III

TRANSFERS / CERTAIN COVENANTS

3.1 Transfers of Equity Securities.

(a) Each Participant agrees that, until the date that is 365 calendar days after the consummation of the IPO (the “Transfer Restriction Period”), such Participant shall not Transfer any of its Equity Securities, except (A) a Transfer that would be permitted by that certain lock-up agreement previously entered into by such Participant and underwriters of the IPO (each, a “Lock-up Agreement,” and collectively, the “Lock-up Agreements”), without any waiver or other similar action by the underwriters of the IPO, during the period governed by such Lock-up Agreement (as if the Lock-up Agreement applied during the entire Transfer Restriction Period), as stated therein (the “Lock-up Period”); provided, however, that for purposes of this Section 3.1, the Lock-up Agreements shall be read without regard to clause (ii) of the second proviso in the second sentence of the second paragraph thereof, which clause restricts certain Transfers except where no filing under Section 16(a) of the Exchange Act shall be required or voluntarily made, (B) in an underwritten, registered Public Offering, (C) for bona fide hedging purposes not intended to circumvent the restrictions contained in this Section 3 (a “Hedging Transaction”) or (D) pursuant to the Alternative Transfer Protocol (the “Alternative Transfer Protocol”) set forth in Section 3.5.

(b) Any Transferee (including any Permitted Transferee) that after the Effective Time acquires Equity Securities from a Participant, other than in connection with (i) a transfer pursuant to clause (A) of Section 3.1(a) of this Agreement, if the Transferee of such Equity Securities would receive the Equity Securities free from any requirement or obligation to execute a Lock-up Agreement with the underwriters of the IPO pursuant to the terms of the Lock-up Agreement (as if the Lock-up Agreement applied during the entire Transfer Restriction Period), without any waiver or other similar action by the underwriters of the IPO, (ii) a Public Offering, (iii) Hedging Transactions or (iv) a transfer pursuant to the Alternative Transfer Protocol, shall, as a condition precedent to the Transfer of such Equity Securities to such Transferee, (w) become a party to this Agreement by completing and executing a signature page hereto (including the address of such party), (x) represent in writing to the Company that such Transfer was made in accordance with Applicable Law, and execute all such other agreements or documents as may reasonably be requested by the Company (which may include such other representations and warranties made by the Transferee to the Company as shall be reasonably requested by the Company), (y) ensure with the transferring stockholders that any regulatory authorizations needed in connection with such Transfer are duly obtained, and (z) deliver such signature page and, if applicable, other agreements and documents to the Company at its address specified in Section 4.11. Such Person shall, upon its satisfaction of such conditions and acquisition of Equity Securities, be a Participant for all purposes of this Agreement.

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(c) Any Transfer or attempted Transfer of Equity Securities in violation of any provision of this Agreement shall be void, and the Company shall give no effect thereto.

(d) Notwithstanding anything herein to the contrary, if the Transfer restrictions set forth herein are waived or shortened by the Company for any Participant or any other party bound hereby, the Transfer restrictions set forth in this Article III shall be deemed to be, and hereby are, also waived or shortened for all Participants in the same manner on a pro rata basis (calculated including the shares held by the Participant or other party bound hereby).

3.2 No Circumvention of Transfer Restrictions. Each Participant agrees that the Transfer restrictions in this Agreement may not be avoided by the holding of Equity Securities directly or indirectly through a Person that was formed solely for purposes of holding Equity Securities, and undertaking a Transfer of equity securities of such Person, the principal purpose of which is to indirectly dispose of an interest in Common Stock free of such restrictions, if such Transfer results in a substantial ownership interest or controlling interest (direct or indirect) in the Company being held other than by such Person, whether directly or indirectly. Any Transfer of any Equity Securities, directly or indirectly, of a Person that was formed solely for purposes of holding shares of Common Stock, the principal purpose of which Transfer was to dispose of (directly or indirectly) the Common Stock held by the Person, that results in a substantial ownership interest or controlling interest (direct or indirect) in the Company being held other than by such Person, whether directly or indirectly, shall be treated as being a Transfer of the Common Stock held by the applicable Participant in violation of this Agreement.

3.3 Follow-on Offerings. During the Transfer Restriction Period, each Participant may, in its sole discretion, participate in a registered offering (“Follow-on Offering”) pursuant to the Registration Rights Agreement, pro rata among the Participants on the basis of the aggregate number of Equity Securities owned by such Participant following the Restructuring and immediately prior to the IPO.

3.4 Legend.

(a) All certificates and ownership statements representing the Equity Securities held by each Participant shall bear a legend substantially in the following form:

“THE SECURITIES REPRESENTED BY THIS [CERTIFICATE/STATEMENT] ARE SUBJECT TO A STOCKHOLDERS AGREEMENT (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY). NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES FOR WHICH BOOK ENTRY IS MADE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS AGREEMENT AND (A) PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION

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THEREUNDER. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS [CERTIFICATE/STATEMENT], AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH STOCKHOLDERS AGREEMENT.”

(b) Upon the permitted sale of any Equity Securities pursuant to (i) Section 3.1(a)(B), (ii) the Alternative Transfer Protocol under Section 3.5 or (iii) another exemption from registration under the Securities Act or upon the termination of this Agreement, the certificates or ownership statements representing such Equity Securities shall be replaced, at the expense of the Company, with certificates or instruments not bearing the legends required by this Section 3.4; provided that the Company may condition such replacement of certificates or ownership statements under clause (ii) upon the receipt of an opinion of securities counsel reasonably satisfactory to the Company; provided further that the legend shall be retained in the case of Transfers to a Permitted Transferee as defined in Section 3.1.

3.5 Alternative Transfer Protocol. In the event that (i) a demand for registration of Equity Securities is properly made under the Registration Rights Agreement and the Company elects to delay such registered offering pursuant to Section 2.1(a)(ii)(5) or Section 2.1(b)(ii)(5) of the Registration Rights Agreement, (ii) more than 90 calendar days shall have elapsed after a demand has been properly made under Sections 2.1(a) or 2.1(b) of the Registration Rights Agreement and no closing of such demanded registered offering shall have occurred, or (iii) Participants who are holders of not less than 50% of the Equity Securities who have notified the Company of their election to participate in any registered offering pursuant to Sections 2.1 or 2.2 of the Registration Rights Agreement (excluding, in the case of an offering pursuant to Section 2.2, any Equity Securities to be sold by the Company) determine, in their sole discretion, that either the price per Equity Security or the aggregate number of Equity Securities to be offered in connection with such registered offering is not satisfactory to such Participants, then the transfer of Equity Securities shall be permissible pursuant to the following Alternative Transfer Protocol:

(a) One or more Participants shall deliver to the Company a notice (the “Alternative Transfer Protocol Notice”) setting forth a request for transfer of Equity Securities pursuant to the Alternative Transfer Protocol and the circumstances giving rise to the delivery of the Alternative Transfer Protocol Notice.

(b) Within five calendar days after receiving the Alternative Transfer Protocol Notice, the Company shall provide to all Participants notice that the Company has received such Alternative Transfer Protocol Notice, together with a spreadsheet setting forth the aggregate number of Equity Securities permitted to be sold pursuant to the Alternative Transfer Protocol and the number of Equity Securities permitted to be sold by each Participant pursuant to the Alternative Transfer Protocol (the “Share Allocation Notice”). The aggregate number of Equity Securities permitted to be sold pursuant to the Alterative Transfer Protocol shall be 21,052,632 Equity Securities (the “Aggregate ATP Equity Security Amount”). The maximum number of Equity Securities permitted to be transferred by each Participant pursuant to the Alterative Transfer Protocol and provided in the Share Allocation Notice shall be determined by allocating the number of Equity Securities equal to the Aggregate ATP Equity Security Amount on a pro rata basis among the Participants based upon their relative ownership of the Company’s Common Stock immediately following the Restructuring and immediately prior to the IPO (each, a “Participant ATP Equity Security Amount”).

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(c) Each Participant may transfer the number of Equity Securities held by such Participant, in compliance with Applicable Law, up to its respective Participant ATP Equity Security Amount pursuant to the Alternative Transfer Protocol.

ARTICLE IV

MISCELLANEOUS

4.1 Termination. Subject to the early termination of any provision as a result of an amendment to this Agreement agreed to by the Company and the requisite Participants as provided under Section 4.5:

(a) the provisions of Article II shall, with respect to each Sponsor, terminate as provided in Article II;

(b) the provisions of Article III shall terminate as of the expiration of the expiration of the Transfer restrictions set forth in Article III; provided, however, that if any Participant is an employee of the Company or its subsidiaries and such employee experiences an involuntary termination, other than for cause, of his or her employment with the Company or its subsidiaries during the Transfer Restriction Period, then the provisions of Article III with respect to such employee shall terminate upon the election by such employee to be released from the obligations set forth in Article III; provided, however, that such release from the obligations set forth in Article III shall not be effective prior to the calendar day immediately following the conclusion of the Lock-up Period; and

(c) all other provisions of this Agreement shall survive its termination.

Nothing in this Agreement shall relieve any party from any liability for the breach of any obligations set forth in this Agreement.

4.2 Effective Time. This Agreement shall be effective as to any specific Participant upon the later of (i) the execution hereof by the Participants and (ii) the closing of the IPO (the time of such effectiveness, the “Effective Time”); provided, however, that the effectiveness of this Agreement shall be conditioned on the execution hereof prior to the closing of the IPO by the individuals set forth on Schedule A.

4.3 Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things, and shall execute and deliver all such further agreements, certificates, instruments and documents, as any other party hereto reasonably may request in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby.

4.4 No Recourse; No Participant Duties. The Company and each Participant agrees, notwithstanding anything to the contrary in any other agreement or at law or in equity, that when any Participant takes any action under this Agreement to give or withhold its consent, such

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Participant shall have no duty (fiduciary or other) to consider the interests of the Company or the other Participants and may act exclusively in its own interest and shall have no duty to act in good faith; provided that the foregoing shall in no way affect the obligations of the parties hereto to comply with the provisions of this Agreement.

4.5 Amendment; Waivers, etc. The provisions of Articles I, III and IV of this Agreement may be amended, and the Company and any Participant may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if and only if any such amendment, action or omission to act, has been approved by holders of a majority of the Equity Securities held by Participants. The provisions of Article II of this Agreement may be amended, and the Company and any Sponsor may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if and only if any such amendment, action or omission to act, has been approved by the Company, the Charlesbank Investor and the GTCR Investor; provided that the approval of the Charlesbank Investor and the GTCR Investor shall not be so required with respect to and in order to authorize the amendment, action or omission to act with respect to any Section of this Agreement for which such Sponsor’s rights or obligations have been terminated pursuant to Section 4.1. Notwithstanding anything herein to the contrary, this Agreement may not be amended in a manner that adversely and disproportionately affects the rights or obligations of any Participant relative to the rights or obligations of all similarly situated Participants, in each case without the consent of such Participant. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. Any Participant may waive (in writing) the benefit of any provision of this Agreement with respect to itself for any purpose. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the Participant granting such waiver in any other respect or at any other time.

4.6 Assignment. Neither this Agreement nor any right or obligation arising under this Agreement may be assigned by any party without the prior written consent of the other parties.

4.7 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

4.8 No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement.

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4.9 Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed duly given (w) on the date of delivery if delivered personally, (x) on the first Business Day following the date of dispatch if delivered by a nationally recognized next-day courier service, (y) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail (postage prepaid, return receipt requested) or (z) if sent by facsimile transmission, when transmitted and receipt is confirmed. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(a)	if to the Company:

Zayo Group Holdings, Inc.
1805 29th Street, Suite 2050
Boulder, CO 80301
Facsimile:

with a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP
1801 California Street, Suite 4200
Denver, CO 80202
	Attention:	Robyn E. Zolman, Esq.
	Facsimile:	(303) 313-2830

(b)	if to the Charlesbank Investor:

Charlesbank Capital Partners LLC
200 Clarendon Street, 54th Floor
Boston, Massachusetts 02116

(c)	if to the GTCR Investor, to:

GTCR LLC
c/o GTCR Golder Rauner II, LLC
300 N. LaSalle Street, Suite 5600
Chicago, Illinois 60654
	Attention:	Philip A. Canfield
Christian B. McGrath

(d) if to any other Participant, to its address specified on Schedule A or Schedule B, as the case may be.

4.10 Severability. Any term or provision of this Agreement that is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without rendering invalid, illegal or unenforceable the remaining terms and provisions of this Agreement or affecting the validity, illegality or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated herein are consummated as originally contemplated to the fullest extent possible.

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4.11 Headings. The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

4.12 Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

4.13 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable principles or rules of conflicts of law to the extent such principles or rules are not mandatorily applicable by statute and would require the application of the laws of another jurisdiction).

4.14 Consent to Jurisdiction. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any party or its Affiliates against any other party or its Affiliates shall be brought and determined in the Court of Chancery of the State of Delaware; provided, that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then any such legal action or proceeding may be brought in any federal court located in the State of Delaware or any other Delaware state court. Each of the parties hereby irrevocably submits to the jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

4.15 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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4.16 Enforcement. Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof. In the event that the Company or one or more Participants shall file suit to enforce the covenants contained in this Agreement (or obtain any other remedy in respect of any breach thereof), the prevailing party in the suit shall be entitled to recover, in addition to all other damages to which it may be entitled, the costs incurred by such party in conducting the suit, including, without limitation, reasonable attorney’s fees and expenses.

4.17 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile signature(s). For each Participant listed on Schedule A hereto (the “Zayo Holders”), execution of this Agreement shall also constitute execution of the Registration Rights Agreement as a party thereto listed on Schedule A thereof. Each Zayo Holder hereby agrees to all of the terms and conditions of, and assumes all of the obligations under, the Registration Rights Agreement as a party thereto listed on Schedule A thereof. Upon execution of this Agreement, the Registration Rights agreement shall be binding upon, and be enforceable against, each of the Zayo Holders as if such Registration Rights Agreement was executed personally by each of the Zayo Holders as a party thereto listed on Schedule A thereof.

[Signature Page Follows.]

13

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement by their authorized representatives as of the date first above written.

ZAYO GROUP HOLDINGS, INC.

By:	/s/ Dan Caruso
	Name:	Dan Caruso
	Title:	Chief Executive Officer

[Signature Page to Stockholders Agreement]

COLUMBIA CAPITAL EQUITY PARTNERS IV (QP), L.P.

By: Columbia Capital Equity Partners IV, L.P., its general partner

By: Columbia Capital IV, LLC, its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

COLUMBIA CAPITAL EQUITY PARTNERS IV (QPCO), L.P.

By: Columbia Capital Equity Partners IV, L.P., its general partner

By: Columbia Capital IV, LLC, its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

COLUMBIA CAPITAL EMPLOYEE INVESTORS IV, L.P.

By: Columbia Capital IV, LLC, its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

[Signature Page to Stockholders Agreement]

COLUMBIA CAPITAL EQUITY PARTNERS III (QP), L.P.

By: Columbia Capital Equity Partners III, L.P., its general partner

By: Columbia Capital III, LLC, its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

COLUMBIA CAPITAL EQUITY PARTNERS III (CAYMAN), L.P.

By: Columbia Capital Equity Partners (Cayman) III, LTD, its general partner

By: Columbia Capital Equity Partners III, L.P., its sole shareholder

By: Columbia Capital III, LLC, its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

[Signature Page to Stockholders Agreement]

COLUMBIA CAPITAL EQUITY PARTNERS III (AI), L.P.

By: Columbia Capital Equity Partners III, L.P., its general partner

By: Columbia Capital III, LLC, its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

COLUMBIA CAPITAL INVESTORS III, LLC

By: Columbia Capital Equity Partners III, L.P., its managing member

By: Columbia Capital III, LLC, its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

COLUMBIA CAPITAL EMPLOYEE INVESTORS III, LLC

By: Columbia Capital Equity Partners III, L.P., its managing member

By: Columbia Capital III, LLC, its general partner

By:	/s/ Donald A. Doering
Name:	Donald A. Doering
Title:	Executive Vice President

[Signature Page to Stockholders Agreement]

M/C VENTURE PARTNERS V, L.P.

By: M/C VP V, LLC, its general partner

By:	/s/ Gillis S. Cashman
Name:	Gillis S. Cashman
Title:	Manager

M/C VENTURE PARTNERS VI, L.P.

By: M/C VP VI, LLC, its general partner

By: M/C Venture Partners, LLC, its general partner

By:	/s/ Gillis S. Cashman
Name:	Gillis S. Cashman
Title:	Manager

M/C VENTURE INVESTORS, L.LC.

By:	/s/ Gillis S. Cashman
Name:	Gillis S. Cashman
Title:	Manager

CHESTNUT VENTURE PARTNERS, L.P.

By: Chestnut Street Partners, Inc., its general partner

By:	/s/ David D. Croll
Name:	David D. Croll
Title:	President

CORELINK DATA CENTERS, LLC

By: M/C VP VI, LLC, its general partner

By: M/C Venture Partners, LLC, its general partner

By:	/s/ Gillis S. Cashman
Name:	Gillis S. Cashman
Title:	Manager

[Signature Page to Stockholders Agreement]

OAK INVESTMENT PARTNERS, XII, LIMITED PARTNERSHIP

By: Oak Associates XII, LLC, its general partner

By:	/s/ Edward F. Glassmayer
Name:	Edward F. Glassmayer
Title:	Managing Partner

[Signature Page to Stockholders Agreement]

BATTERY VENTURES VII, L.P.

By: Battery Partners VII, LLC, its general partner

By:	/s/ R. David Tabors
Name:	R. David Tabors
Title:	Member Manager

BATTERY INVESTMENT PARTNERS VII, LLC

By: Battery Partners VII, LLC, its managing member

By:	/s/ R. David Tabors
Name:	R. David Tabors
Title:	Member Manager

BATTERY VENTURES VIII, L.P.

By: Battery Partners VIII, LLC, its general partner

By:	/s/ R. David Tabors
Name:	R. David Tabors
Title:	Member Manager

[Signature Page to Stockholders Agreement]

CENTENNIAL VENTURES VII, L.P.

By: Centennial Holdings VII, LLC, its general partner

By:	/s/ Steven C. Halstedt
Name:	Steven C. Halstedt
Title:	Managing Director

CENTENNIAL ENTREPRENEURS FUND VII, L.P.

By: Centennial Holdings VII, LLC, its general partner

By:	/s/ Steven C. Halstedt
Name:	Steven C. Halstedt
Title:	Managing Director

[Signature Page to Stockholders Agreement]

CHARLESBANK EQUITY FUND VI, LIMITED PARTNERSHIP

By: Charlesbank Equity Fund VI GP, Limited Partnership, its general partner

By: Charlesbank Capital Partners, LLC, its general partner

By:	/s/ Michael Choe
Name:	Michael Choe
Title:	Managing Director

CB OFFSHORE EQUITY FUND VI, L.P.

By: Charlesbank Equity Fund VI GP, Limited Partnership, its general partner

By: Charlesbank Capital Partners, LLC, its general partner

By:	/s/ Michael Choe
Name:
Title:	Managing Director

By:	/s/ Ryan Carroll
Name:	Ryan Carroll
Title:	Managing Director

[Signature Page to Stockholders Agreement]

CHARLESBANK EQUITY COINVESTMENT FUND VI, LIMITED PARTNERSHIP

By: Charlesbank Equity Fund VI GP, Limited Partnership, its general partner

By: Charlesbank Capital Partners, LLC, its general partner

By:	/s/ Michael Choe
Name:	Michael Choe
Title:	Managing Director

CHARLESBANK EQUITY COINVESTMENT PARTNERS, LIMITED PARTNERSHIP

By: Charlesbank Capital Partners, LLC, its general partner

By:	/s/ Michael Choe
Name:	Michael Choe
Title:	Managing Director

By:	/s/ Ryan Carroll
Name:	Ryan Carroll
Title:	Managing Director

[Signature Page to Stockholders Agreement]

MORGAN STANLEY PRIVATE MARKETS FUND IV LP

By: Morgan Stanley PMF IV GP LP, its general partner

By: Morgan Stanley Alternative Investments LLC, its general partner

By:	/s/ James Sperans
Name:	James Sperans
Title:	Managing Director

VIJVERPOORT HUIZEN C.V.

By: Morgan Stanley Alternative Investment Partners LP, its general partner

By: Morgan Stanley AIP GL LP, its general partner

By: Morgan Stanley Alternative Investments LLC, its general partner

By:	/s/ James Sperans
Name:	James Sperans
Title:	Managing Director

GTB CAPITAL PARTNERS LP

By: GTB Capital Partners GP LP, its general partner

By: Morgan Stanley Alternative Investments LLC, its general partner

By:	/s/ James Sperans
Name:	James Sperans
Title:	Managing Director

[Signature Page to Stockholders Agreement]

DELTA-V CAPITAL, 2011, LP

By: Delta-v Capital 2011 Holdings, LP, its general partner

By: Delta-v Capital 2011 Holdings, LLC, its general partner

By:	/s/ Rand Lewis
Name:	Rand Lewis
Title:	Managing Director

[Signature Page to Stockholders Agreement]

GTCR FUND X/A LP

By: GTCR Partners X/A&C LP, its general partner

By: GTCR Investment X LLC, its general partner

By:	/s/ Philip A. Canfield
Name:	Philip A. Canfield
Title:	Manager

GTCR FUND X/C LP

By: GTCR Partners X/A&C LP, its general partner

By: GTCR Investment X LLC, its general partner

By:	/s/ Philip A. Canfield
Name:	Philip A. Canfield
Title:	Manager

GTCR CO-INVEST X LP

By: GTCR Investment X LLC, its general partner

By:	/s/ Philip A. Canfield
Name:	Philip A. Canfield
Title:	Manager

[Signature Page to Stockholders Agreement]

GTCR INVESTORS (CII) LP

By: GTCR Partners X/A&C LP, its general partner

By: GTCR Investment X LLC, its general partner

By:	/s/ Philip A. Canfield
Name:	Philip A. Canfield
Title:	Manager

[Signature Page to Stockholders Agreement]

DAN CARUSO
BEAR EQUITY, LLC
BEAR INVESTMENTS, LLLP
VP HOLDINGS, LLC

By:	/s/ Dan Caruso
Name: Dan Caruso

KEN DESGARENNES
TABLEROCK INVESTMENTS, LLC
TABLEROCK INVESTMENTS II, LLC

By:	/s/ Ken desGarennes
Name: Ken desGarennes

JOHN SCARANO
ESU INVESTMENTS, LLC
SCARANO 2014 GRAT #1

By:	/s/ John Scarano
Name: John Scarano

MATT ERICKSON
MRE 2014 GRAT

By:	/s/ Matt Erickson
Name: Matt Erickson

[Signature Page to Stockholders Agreement]

CHRIS MORLEY
MANGO 2014 GRANTOR RETAINED ANNUITY TRUST
MANGO HOLDINGS, LLC

By:	/s/ Chris Morley
Name: Chris Morley

DAVID HOWSON
BON FAMILLE 2014 IRREVOCABLE TRUST

By:	/s/ David Howson
Name: David Howson

GLENN RUSSO
GSR 2014 GRAT

By:	/s/ Glenn Russo
Name: Glenn Russo

SANDI MAYS

/s/ Sandi Mays

CHRIS MURPHY
CHRISTOPHER G. MURPHY 2014 GRANTOR RETAINED ANNUITY TRUST

By:	/s/ Chris Murphy
Name: Chris Murphy

[Signature Page to Stockholders Agreement]

JASON TIBBS

/s/ Jason Tibbs

JAMES NOLTE

/s/ James Nolte

SCOTT BEER

/s/ Scott Beer

TIM GENTRY

/s/ Tim Gentry

GREG HADLOCK

/s/ Greg Hadlock

FRITZ HENDRICKS

/s/ Fritz Hendricks

[Signature Page to Stockholders Agreement]

GILLIS CASHMAN

/s/ Gillis Cashman

STEPHANIE COPELAND

/s/ Stephanie Copeland

STEPHANIE COMFORT

/s/ Stephanie Comfort

RICK CONNOR

/s/ Rick Connor

DON GIPS

/s/ Don Gips

LINDA ROTTENBERG

/s/ Linda Rottenberg

[Signature Page to Stockholders Agreement]

SCHEDULE A

Dan Caruso, Bear Equity, LLC, Bear Investments, LLLP, and VP Holdings, LLC

Ken desGarennes, Tablerock Investments, LLC and Tablerock Investments II, LLC

John Scarano, ESU Investments, LLC and Scarano 2014 GRAT #1

Matt Erickson and MRE 2014 GRAT

Chris Morley and Mango 2014 Grantor Retained Annuity Trust and Mango Holdings, LLC

David Howson and BON Famille 2014 Irrevocable Trust

Glenn Russo and GSR 2014 GRAT

Sandi Mays

Chris Murphy and Christopher G. Murphy 2014 Grantor Retained Annuity Trust

Jason Tibbs

James Nolte

Scott Beer

Tim Gentry

Greg Hadlock

Fritz Hendricks

Gillis Cashman

Stephanie Copeland

Stephanie Comfort

Rick Connor

Don Gips

Linda Rottenberg

The address for each of the Participants set forth above is:

[Participant]

c/o Zayo Group Holdings, Inc.

1805 29th Street, Suite 2050

Boulder, CO 80301

Facsimile:

with a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP

1801 California Street, Suite 4200

Denver, CO 80202

Attention: Robyn E. Zolman, Esq.

Facsimile: (303) 313-2830

SCHEDULE B

List of Holders

Holder Names and Residence or Principal Place of Business

INVESTORS:

COLUMBIA CAPITAL EQUITY PARTNERS IV (QP), L.P.

COLUMBIA CAPITAL EQUITY PARTNERS IV (QPCO), L.P.

COLUMBIA CAPITAL EMPLOYEE INVESTORS IV, L.P.

COLUMBIA CAPITAL EQUITY PARTNERS III (QP), L.P.

COLUMBIA CAPITAL EQUITY PARTNERS III (CAYMAN), L.P.

COLUMBIA CAPITAL EQUITY PARTNERS III (AI), L.P.

COLUMBIA CAPITAL INVESTORS III, LLC

COLUMBIA CAPITAL EMPLOYEE INVESTORS III, LLC

204 S. Union Street

Alexandria, Virginia 22314

Attention: Don Doering

M/C VENTURE PARTNERS V, L.P.

M/C VENTURE PARTNERS VI, L.P.

M/C VENTURE INVESTORS, L.L.C.

CHESTNUT VENTURE PARTNERS, L.P.

CORELINK DATA CENTERS, LLC

c/o M/C Partners

75 State Street, Suite 2500

Boston, Massachusetts 02109

OAK INVESTMENT PARTNERS, XII, LIMITED PARTNERSHIP

c/o Oak Investment Partners

901 Main Avenue, Suite 600

Norwalk, Connecticut 06851

BATTERY VENTURES VII, L.P.

BATTERY INVESTMENT PARTNERS VII, LLC

BATTERY VENTURES VIII, L.P.

One Marina Park Drive, Suite 1100

Boston, Massachusetts 02210

CENTENNIAL VENTURES VII, L.P.

CENTENNIAL ENTREPRENEURS FUND VII, L.P.

c/o Complete Financial Ops, Inc.

10901 West Toller Drive, Suite 206

Littleton, Colorado 80127

CHARLESBANK EQUITY FUND VI, LIMITED PARTNERSHIP

CB OFFSHORE EQUITY FUND VI, L.P.

CHARLESBANK EQUITY COINVESTMENT FUND VI, LIMITED PARTNERSHIP

CHARLESBANK COINVESTMENT PARTNERS, LIMITED PARTNERSHIP

200 Clarendon Street, 54th Floor

Boston, Massachusetts 02116

MORGAN STANLEY PRIVATE MARKETS FUND IV LP

VIJVERPOORT HUIZEN C.V.

GTB CAPITAL PARTNERS LP

100 Front Street, Suite 400

West Conshohocken, Pennsylvania 19428

DELTA-V CAPITAL 2011, LP

1941 Pearl Street, Suite 200

Boulder, Colorado 80302

GTCR FUND X/A LP

GTCR FUND X/C LP

GTCR CO-INVEST X LP

GTCR INVESTORS (CII) LP

c/o GTCR Golder Rauner II, LLC

300 N. LaSalle Street, Suite 5600

Chicago, Illinois 60654

Attention:	Philip A. Canfield Christian B. McGrath